Financial Management	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial Management

NOTE 26: FINANCIAL MANAGEMENT

The Company’s activities expose it to a variety of financial risks including fluctuations in future freight rates, time charter hire rates and port terminal rates, and fuel prices, credit and interest rate risk. Risk management is carried out under policies approved by management. Guidelines are established for overall risk management, as well as specific areas of operations.

a.	Capital management

The capital structure of the Company consists of net debt and equity. The Company’s objectives when managing capital are:

•	to safeguard the Company’s ability to continue as a going concern so that it can continue to provide returns to its shareholders and benefits for other stakeholders;
•	to enhance the ability of the Company to invest in future projects by sustaining a strong financial position and high borrowings capacity;
•	to provide an adequate return to its shareholders; and
•	to maintain and improve the Company’s credit rating.

The Company reviews its capital structure and the capital structure of its subsidiaries on a quarterly basis. As part of this review, management makes adjustments to it in the light of changes in economic conditions and the risk characteristics relating to the Company’s activities. In order to maintain or adjust its capital structure, the Company may repay existing bonds, secured term loans and revolving credit facilities, sell assets to reduce debt or inject additional capital into its subsidiaries. Management believes that such an approach provides for an efficient capital structure and an appropriate level of financial flexibility.

The Company monitors its capital structure on the basis of the net debt ratio.

The net debt ratio is calculated as net debt divided by net debt plus total equity (“total capital”). The net adjusted debt ratio is calculated as net debt divided by net debt plus total equity as adjusted for the market value of the fleet (“total adjusted capital”). Net debt is calculated as the total of Interest-bearing loans and borrowings (Note 18 “Interest-bearing loans and borrowings”), Trade and other payables (Note 19 “Trade & other payables”) and lease liabilities (Note 20 “Leases”), less cash and cash equivalents (Note 15). Total equity comprises all components of equity.

Certain of the Company’s debt agreements, at the subsidiary level, contain value-to-loan clauses which could require the Company, at its option, to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below their current valuations. In addition, the financing agreements impose operating restrictions and establish minimum financial covenants (see Note 18 “Interest-bearing loans and borrowings”), including limitations on the amount of total borrowings and secured debt, and provide for acceleration of payment under certain circumstances, including failure to satisfy certain financial covenants. Failure to comply with any of the covenants in the financing agreements could also result in a default under those agreements and under other agreements containing cross-default provisions.

b.	Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, currency risk and other price risk, such as equity price risk and commodity risk. Financial instruments affected by market risk include loans and borrowings, deposits, debt and equity investments. The sensitivity analyses in the following sections relate to the position as at December 31, 2023 and December 31, 2022.

The Company is exposed to certain risks related to interest rate, foreign currency, fuel price inflation and time charter hire rate fluctuation. Risk management is carried out under policies approved by executive management.

i.	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s exposure to the risk of changes in market interest rates relates primarily to the Company’s interest-bearing loans obligations with floating interest rates.

Debt instruments: As of December 31, 2023 and December 31, 2022, the Company had a total of $571,096 and $559,385, respectively, in long-term indebtedness. The debt is dollar denominated and bears interest at a fixed rate except for the Notes Payable and the 2023 Term Bank loan that bear interest at a floating rate.

Interest rates on the 2025 Notes, the 2022 BBVA Facility, the Santander Facility, the seller’s credit for the construction of six liquid barges and the 2020 Fleet are fixed and, therefore, changes in interest rates do not affect their fair value, which as of December 31, 2023 was $495,385, $14,630, $2,914, $5,960 and $5,000, respectively, and as of December 31, 2022 was $483,350, $22,530, $4,125, $8,753 and $10,000, respectively, but do not affect the related finance costs.

Interest rates on the Notes Payable and the 2023 Term Bank loan is at a floating rate and, therefore, changes in interest rates would affect their interest rate and related finance cost. As of December 31, 2023, the amount outstanding under the Company’s floating rate loan facilities was $42,592. See Note 18 “Interest-bearing loans and borrowings”.

Sensitivity analysis – exposure to interest rates

For the purposes of market risk analysis, the Company uses scenarios to assess the sensitivity that variations in operations impacted by the SOFR rates may generate in their results. The probable scenario represents the amounts of debt recognized at floating rate.

The other scenarios were constructed considering an appreciation of 25% and 50% on market interest rates.

The following are the possible impacts on the results in the event of these scenarios occurring:

		December 31, 2023
		Effect on Profit and Equity
	Carrying amount	Possible increase through maturity (Ä 25%)	Remote increase through maturity (Ä 50%)
SOFR
Interest-bearing loans and borrowings	(42,592)	(2,140)	(4,280)

		December 31, 2022
		Effect on Profit and Equity
	Carrying amount	Possible increase through maturity (Ä 25%)	Remote increase through maturity (Ä 50%)
LIBOR/SOFR
Interest-bearing loans and borrowings	(13,977)	(355)	(710)

ii.	Foreign currency risk

The Company’s operating results, which are reported in U.S. dollars, may be affected by fluctuations in the exchange rate between the U.S. dollar and other currencies. For accounting purposes, U.S. dollar is the functional and reporting currency. Therefore, revenue and expense accounts are translated into U.S. dollars at the exchange rate in effect at the date of each transaction.

The Company’s subsidiaries in Uruguay, Argentina, Brazil and Paraguay transact part of their operations in Uruguayan pesos, Argentinean pesos, Brazilian reais and Paraguayan guaranies; however, all of the subsidiaries’ primary cash flows are U.S. dollar denominated.

For the years ended December 31, 2023, December 31, 2022 and December 31, 2021, approximately 51.6%, 59.9%, and 50.6% respectively, of Company’s expenses were incurred in currencies other than U.S. dollars. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction.

Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated are recognized in the statement of financial position. A change in exchange rates between the U.S. dollar and each of the foreign currencies listed above by 1.00% would change the Company’s profit for the year ended December 31, 2023 by $957. A change in exchange rates between the U.S. dollar and each of the foreign currencies listed above by 1.00% would change the Company’s profit for the year ended December 31, 2022 by $948. A change in exchange rates between the U.S. dollar and each of the foreign currencies listed above by 1.00% would change the Company’s profit for the year ended December 31, 2021 by $728.

iii.	Inflation and Fuel Price Increases:

The impact of inflation on prices in the South American countries in which the Company operates and the effects of the current war in Ukraine and the Gaza strip may not be fully neutralized by equivalent adjustments in the rate of exchange between the local currencies and the U.S. dollar. Specifically, for the Barge and Cabotage Businesses, the Company negotiated, and will continue to negotiate, fuel price adjustment clauses; however, in some cases, prices that the Company pays for fuel are temporarily not aligned with the adjustments that it obtains under its freight contracts.

c.	Credit Risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss.

Concentration of Credit Risk

Accounts Receivable & Contract Assets

In each of its businesses, Navios Logistics derives a significant part of its revenues from a small number of customers. The Company expects that a small number of customers will continue to generate a substantial portion of its revenues for the foreseeable future. For the year ended December 31, 2023, its largest customers, Vale International S.A. (“Vale”) and YPF SA (“YPF”) accounted for 21.1% and 11.0%, respectively, of its revenues, and its five largest customers accounted for approximately 49.9% of its revenues, with no such customer (other than Vale and YPF) accounting for greater than 10% of its revenues. For the year ended December 31, 2022, its largest customers, Vale and YPF accounted for 21.0% and 13.2%, respectively, of its revenues, and its five largest customers accounted for approximately 55.5% of its revenues, with no such customer (other than Vale and YPF) accounting for greater than 10% of its revenues. For the year ended December 31, 2021, its largest customers, Vale and YPF accounted for 23.4% and 10.1%, respectively, of its revenues, and its five largest customers accounted for approximately 53.6% of its revenues, with no such customer (other than Vale and YPF) accounting for greater than 10% of its revenues. In addition, some of its customers, including many of its most significant customers, operate their own vessels and/or barges as well as their own port terminals. These customers may decide to cease or reduce the use of the Company’s services for various reasons, including employment of their own vessels or port terminals as applicable. The loss of any of significant customers, including  large take-or-pay customers, or the change of the contractual terms of any one of the Company’s most significant take-or-pay contracts, or any significant dispute with one of these customers, could materially adversely affect Navios Logistics’ financial condition and results of operations.

Cash deposits with financial institutions

Cash deposits in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Although the Company maintains cash deposits in excess of government-provided insurance limits, the Company minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.

Management is of the opinion that the credit risk on liquid funds is limited as counterparties are institutions with high credit-ratings assigned by credit rating agencies. Management continuously monitors the credit-rating of each of the counterparties and maintains the majority of its liquid funds with the Company’s lenders which are investment grade financial institutions.

The Company did not recognize any expected credit loss on the above as the amount of credit loss is insignificant.

Effects of inflation:

The economic environment and factors in Argentina were determined to be highly inflationary as of December 31, 2023. Nevertheless, the Company does not consider inflation to be a significant risk factor to the cost of doing business in the foreseeable future as the functional currency of the Company’s Argentinian subsidiary is the U.S. dollar. In addition, the day-to-day operations of the Company’s Argentinian subsidiary are dependent on the economic environment of the Company’s U.S. dollar currency.

d.	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with its financial liabilities that are settled by delivering cash or another financial asset and arises because of the possibility that the Company could be required to pay its liabilities earlier than expected.

Prudent liquidity risk management implies maintaining sufficient cash and marketable securities, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. Due to the dynamic nature of the logistics industry, the Company manages liquidity risk by maintaining adequate reserves, banking facilities and reserve revolving credit facilities by continuously monitoring forecast and actual cash flows and matching the maturity profiles of financial assets and liabilities.

The table below summarizes the maturity profile of the Company’s financial liabilities based on contractual undiscounted payments as of December 31, 2023:

	Less than a year	1-2 years	2-3 years	3-4 years	More than 5 years	Total
Interest-bearing loans and borrowings ( Note 18)	$89,430	$551,207	$7,546	$11,699	$—	$659,882
Lease liabilities (Note 20)	4,669	4,504	4,337	4,295	28,432	46,237
Twelve Jumbo Barges	1,982	—	—	—	—	1,982
Six Jumbo Barges	1,594	—	—	—	—	1,594
Trade and other payables (Note 19)	68,186	—	—	—	—	68,186
Total	$165,861	$555,711	$11,883	$15,994	$28,432	$777,881